UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2007 Consumers Energy Company ("Consumers") entered into a $500 million Secured Revolving Credit Facility (the "Consumers Facility") with a consortium of banks led by J.P. Morgan Securities Inc. ("JP Morgan") and Barclays Capital ("Barclays"). On April 2, 2007 CMS Energy Corporation ("CMS Energy") entered into a $300 Million Secured Revolving Credit Facility (the "CMS Facility") with a consortium of banks led by Citigroup Global Markets, Inc. ("Citigroup") and Union Bank of California ("Union Bank"). Both the CMS Facility and the Consumers Facility have 5 year terms and replace revolving credit facilities that were set to expire in May of 2010 in the same respective amounts and under substantially the same terms. Several terms did change including the elimination of dividend restrictions in both Facilities and the elimination of the interest coverage financial covenant in the Consumers Facility. Also, the CMS Facility is no longer secured by stock of CMS Energy’s wholly owned subsidiary CMS Enterprises Company and certain other indirect CMS Energy subsidiaries.

Barclays, Citigroup, JP Morgan and Union Bank and other members of the lending consortium have provided banking and underwriting services to CMS Energy and Consumers in the ordinary course of business.

The foregoing description of the CMS Facility and the Consumers Facility does not purport to be complete and is qualified in its entirety by the provisions of the CMS Facility and the Consumers Facility, respectively, which are attached hereto as Exhibit 10.1 and 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 $500 million Fourth Amended and Restated Credit Agreement dated as of March 30, 2007 between Consumers Energy Company, the Banks, the Administrative Agent, Collateral Agent, Syndication Agent and Documentation Agents all as defined therein.

10.2 $300 million Seventh Amended and Restated Credit Agreement dated as of April 2, 2007 among CMS Energy Corporation, the Banks, the Administrative Agent, Collateral Agent, Syndication Agent and Documentation Agents all as defined therein.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers’ Form 10-K for the Year Ended December 31, 2006 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

April 3, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

April 3, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	$500 million Fourth Amended and Restated Credit Agreement dated as of March 30, 2007 between Consumers Energy Company, the Banks, the Administrative Agent, Collateral Agent, Syndication Agent and Documentation Agents all as defined therein.
10.2	$300 million Seventh Amended and Restated Credit Agreement dated as of April 2, 2007 among CMS Energy Corporation, the Banks, the Administrative Agent, Collateral Agent, Syndication Agent and Documentation Agents all as defined therein.